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                                                                    EXHIBIT 10.3



                                 AMENDMENT NO. 1

                                                  Dated as of September 29, 2000


To the banks, financial institutions and other institutional lenders (collectively, the "BANKS") party to the Credit Agreement referred to below, to Citicorp USA, Inc. as administrative agent for the Banks and as the Swing Line Bank, and to Bank of America, N.A., as documentation agent

Ladies and Gentlemen:

               We refer to the Fourth Amended and Restated Revolving Credit Agreement dated as of August 25, 2000, (the "CREDIT AGREEMENT") among the undersigned and you. Capitalized terms not otherwise defined in this Amendment No. 1 have the same meanings as specified in the Credit Agreement.

               The Borrower has requested that, on the terms and conditions set forth herein, the Majority Banks agree to amend the Credit Agreement to replace Annex E to the Credit Agreement with Exhibit A hereto, and the parties hereto have agreed to so amend the Credit Agreement, effective as of the effective date of this Amendment No. 1.

               This Amendment No. 1 shall become effective as of the date first above written when, and only when, (i) the Agent shall have received by 5:00 p.m. (New York City time) on September 29, 2000, counterparts of this Amendment No. 1 executed by the undersigned, and the Majority Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment No. 1 and (ii) the consent attached hereto executed by each Guarantor. This Amendment No. 1 is subject to the provisions of Section 9.01 of the Credit Agreement.

               On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1.

               The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               If you agree to the terms and provisions hereof, please evidence such agreement by executing and telecopying one signature page to Susan McManigal at Citibank, N.A. (Telecopier No. (212) 793-0642) and returning at least three counterparts of this Amendment No. 1 to Patience Crowder at Shearman & Sterling, 555 California Street, San Francisco, CA 94104 (Telecopier No. (415) 616-1199).



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               This Amendment No. 1 may be executed in any number of
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No.
1. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.



                                       Very truly yours,


                                       PHYCOR, INC.
                                       By  /s/ Tarpley B. Jones
                                          --------------------------------------
                                       Title: Executive Vice President and
                                              Chief Financial Officer





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Agreed as of the date first above written:

CITIBANK, N.A.,
      as Issuing Bank

By:
   ------------------------------------
Title:
CITICORP USA, INC.
      as Agent, as Swing Line Bank and as Bank

By:
   ------------------------------------
Title:


AMSOUTH BANK, successor in interest by merger to, FIRST AMERICAN NATIONAL BANK

By:
   ------------------------------------
Title:


BANK OF AMERICA, N.A.

By:
   ------------------------------------
Title:


BANKERS TRUST COMPANY

By:
   ------------------------------------
Title:


THE BANK OF NOVA SCOTIA, Atlanta Agency

By:
   ------------------------------------
Title:


CREDIT LYONNAIS NEW YORK BRANCH

By:
   ------------------------------------
Title:





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BANK ONE, NA (f/k/a THE FIRST NATIONAL BANK OF CHICAGO)

By:
   ------------------------------------
Title:


FIRST UNION NATIONAL BANK

By:
   ------------------------------------
Title:


FLEET NATIONAL BANK

By:
   ------------------------------------
Title:


MELLON BANK, N.A.

By:
   ------------------------------------
Title:


COOPERATIVE CENTRALE RAIFFEISEN
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH

By:
   ------------------------------------
Title:

By:
   ------------------------------------
Title:


THE SUMITOMO BANK, LIMITED

By:
   ------------------------------------
Title:


SUNTRUST BANK

By:
   ------------------------------------
Title:





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TORONTO DOMINION (TEXAS), INC.

By:
   ------------------------------------
Title:


WACHOVIA BANK

By:
   ------------------------------------
Title:






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